UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2020

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 370 – 17th Street, Suite 1700 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Introductory Note

As previously announced, on January 24, 2020, Encana Corporation (“Encana”) completed its reorganization transactions (the “Reorganization”) pursuant to which, among other things, Ovintiv Inc. (“Ovintiv”) became the parent company of Encana and its subsidiaries.

In connection with the Reorganization, pursuant to the Assumption Supplemental Indentures (as defined below), (i) Ovintiv assumed Encana’s obligations under the Indentures (as defined below) and the Notes (as defined below), (ii) Ovintiv succeeded to, and was substituted for, Encana under the Indentures and (iii) Encana was discharged of its obligations under the Indentures and the Notes.

Supplemental Indentures

On January 24, 2020, Ovintiv, as successor issuer, Encana, Newfield Exploration Company, an indirect, wholly-owned subsidiary of Ovintiv, as guarantor, and The Bank of New York Mellon (“BNYM”), as trustee, entered into: (i) the fourth supplemental indenture (the “2000 Assumption Supplemental Indenture”), to the indenture, dated as of September 15, 2000 (as amended and supplemented, the “2000 Indenture”), between Encana and BNYM, as trustee; (ii) the second supplemental indenture (the “2003 Assumption Supplemental Indenture”) to the indenture, dated as of October 2, 2003 (as amended and supplemented, the “2003 Indenture”), between Encana and BNYM, as trustee; (iii) the sixth supplemental indenture (the “2001 Assumption Supplemental Indenture”) to the indenture, dated as of November 5, 2001 (as amended and supplemented, the “2001 Indenture”), between Encana and BNYM, as successor trustee to The Bank of Nova Scotia Trust Company of New York; (iv) the second supplemental indenture (the “2007 Assumption Supplemental Indenture”) to the indenture, dated as of August 13, 2007 (as amended and supplemented, the “2007 Indenture”), between Encana and BNYM, as trustee; and (v) the second supplemental indenture (the “2011 Assumption Supplemental Indenture” and together with the 2000 Assumption Supplemental Indenture, the 2003 Assumption Supplemental Indenture, the 2001 Assumption Supplemental Indenture and the 2007 Assumption Supplemental Indenture, the “Assumption Supplemental Indentures”) to the indenture, dated as of November 14, 2011 (as amended and supplemented, the “2011 Indenture” and together with the 2000 Indenture, the 2003 Indenture, the 2001 Indenture and the 2007 Indenture, the “Indentures”), between Encana and BNYM, as trustee.

Pursuant to the Assumption Supplemental Indentures, (i) Ovintiv assumed Encana’s obligations under the Indentures and the Notes, (ii) Ovintiv succeeded to, and was substituted for, Encana under the Indentures and (iii) Encana was discharged of its obligations under the Indentures and the Notes.

The following series of notes are outstanding under the Indentures: (i) 3.90% notes due November 15, 2021 (the “2021 Notes”), (ii) 8.125% notes due September 15, 2030 (the “2030 Notes”), (iii) 7.20% notes due November 1, 2031 (the “7.2% 2031 Notes”), (iv) 7.375% notes due November 1, 2031 (the “7.375% 2031 Notes”), (v) 6.50% notes due August 15, 2034 (the “2034 Notes”), (vi) 6.625% notes due August 15, 2037 (the “2037 Notes”), (vii) 6.50% notes due February 1, 2038 (the “2038 Notes”), and (viii) 5.15% notes due November 15, 2041 (the “2041 Notes” and together with the 2021 Notes, the 2030 Notes, the 7.2% 2031 Notes, the 7.375% 2031 Notes, the 2034 Notes, the 2037 Notes and the 2038 Notes, the “Notes”), which Notes constitute all of the issued and outstanding series of debt securities issued pursuant to the Indentures as of the date hereof. As of the date hereof, the Notes are outstanding in approximately the following aggregate principal amounts: $600 million of 2021 Notes; $300 million of 2030 Notes; $350 million of 7.2% 2031 Notes; $500 million of 7.375% 2031 Notes; $750 million of 2034 Notes; $462 million of 2037 Notes; $505 million of 2038 Notes; and $244 million of 2041 Notes.

Each Indenture provides for customary events of default. These customary events of default, which are set forth in Article 5 of each Indenture, include but are not limited to nonpayment of principal or interest, breach of covenants in the applicable Indenture and certain events of bankruptcy. Generally, if an event of default occurs, BNYM or holders of at least 25% in aggregate principal amount of the then outstanding Notes of the affected series may declare such Notes to be immediately due and payable.

The foregoing descriptions of the Assumption Supplemental Indentures do not purport to be complete and are qualified in their entirety by the actual Assumption Supplemental Indentures, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Copies of the Indentures have been previously filed as exhibits to Encana’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the U.S. Securities and Exchange Commission on February 28, 2019.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above under the heading “Supplemental Indentures” is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1

Fourth Supplemental Indenture, dated as of January 24, 2020, among Ovintiv Inc., as successor issuer, Encana Corporation, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of September 15, 2000 between Encana Corporation (as successor by amalgamation to Alberta Energy Company Ltd.) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee

4.2

Second Supplemental Indenture, dated as of January 24, 2020, among Ovintiv Inc., as successor issuer, Encana Corporation, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of October 2, 2003, between Encana Corporation and The Bank of New York Mellon, as Trustee

4.3

Sixth Supplemental Indenture, dated as of January 24, 2020, among Ovintiv Inc., as successor issuer, Encana Corporation, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of November 5, 2001, between Encana Corporation (as successor by amalgamation to PanCanadian Petroleum Limited) and The Bank of New York Mellon, as successor Trustee to The Bank of Nova Scotia Trust Company of New York

4.4

Second Supplemental Indenture, dated as of January 24, 2020, among Ovintiv Inc., as successor issuer, Encana Corporation, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of August 13, 2007, between Encana Corporation and The Bank of New York Mellon, as Trustee

4.5

Second Supplemental Indenture, dated as of January 24, 2020, among Ovintiv Inc., as successor issuer, Encana Corporation, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of November 14, 2011, between Encana Corporation and The Bank of New York Mellon, as Trustee

EXHIBIT INDEX

4.1

Fourth Supplemental Indenture, dated as of January 24, 2020, among Ovintiv Inc., as successor issuer, Encana Corporation, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of September 15, 2000 between Encana Corporation (as successor by amalgamation to Alberta Energy Company Ltd.) and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee

4.2

Second Supplemental Indenture, dated as of January 24, 2020, among Ovintiv Inc., as successor issuer, Encana Corporation, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of October 2, 2003, between Encana Corporation and The Bank of New York Mellon, as Trustee

4.3

Sixth Supplemental Indenture, dated as of January 24, 2020, among Ovintiv Inc., as successor issuer, Encana Corporation, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of November 5, 2001, between Encana Corporation (as successor by amalgamation to PanCanadian Petroleum Limited) and The Bank of New York Mellon, as successor Trustee to The Bank of Nova Scotia Trust Company of New York

4.4

Second Supplemental Indenture, dated as of January 24, 2020, among Ovintiv Inc., as successor issuer, Encana Corporation, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of August 13, 2007, between Encana Corporation and The Bank of New York Mellon, as Trustee

4.5

Second Supplemental Indenture, dated as of January 24, 2020, among Ovintiv Inc., as successor issuer, Encana Corporation, Newfield Exploration Company, as Guarantor, and The Bank of New York Mellon to the Indenture, dated as of November 14, 2011, between Encana Corporation and The Bank of New York Mellon, as Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2020

Ovintiv Inc.

By:	/s/ Dawna I. Gibb
Name:	Dawna I. Gibb
Title:	Assistant Corporate Secretary